                                                                    EXHIBIT 23.1

                       INDEPENDENT ACCOUNTANTS' CONSENT


The Board of Directors
Washington Trust Bancorp, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy
Statement/Prospectus.



                                                  /s/ KPMG LLP

Providence, Rhode Island
April 28, 1999